SCHEDULE 14C INFORMATION

                       Information Statement Pursuant to
              Section 14(c) of the Securities Exchange Act of 1934


Check the appropriate box:

[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)
     (2))
[X]  Definitive Proxy Statement


                        DRAGON INTERNATIONAL GROUP CORP.
                        --------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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[ ] Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously paid:
                              --------------------------------------------------
    2) Form Schedule or Registration Statement No.:
                                                   -----------------------------
    3) Filing Party:
                    ------------------------------------------------------------
    4) Date Filed:
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                              DRAGON INTERNATIONAL
                                   GROUP CORP.
                                     Bldg 14
                    Suite A09, International Trading Center,
                                 29 Dongdu Road
                              Ningbo, China 315000
                                 86-574-56169308

                              ---------------------
                              INFORMATION STATEMENT
                              ---------------------

                           Pursuant to Regulation 14C
                                Promulgated Under
                 the Securities Exchange Act of 1934, as amended

     This Information Statement, which is being mailed on or about August 6, 2005, to holders of record on May 31, 2005, to holders of the common stock, par value $.001 per share (the "Common Stock") of Dragon International Group Corp., a Nevada corporation (the "Company"), and is being furnished pursuant to the requirements of Regulation 14C under the Securities Exchange Act of 1934, as amended.

     On May 31, 2005, the Board of Directors of the Company and majority shareholders executed and delivered to us a Written Consent to Corporate Action (the "Written Consent") whereby they approved an amendment to the Company's Articles of Incorporation, increasing the number of the Company's authorized common shares from 50,000,000 to 200,000,000 (the "Amendment").

     Such approval by the Board of Directors and by the holders of a majority of the issued and outstanding shares of Common Stock is adequate under Nevada law to adopt such Amendment.

     As a result, this Information Statement is being provided for informational purposes only. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                       OUTSTANDING STOCK AND VOTING RIGHTS

     As of May 31, 2005, there were 37,585,234 shares of the Company's Common Stock issued and outstanding. Each share of Common Stock entitles its holder to one vote.


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

                        DIRECTORS AND EXECUTIVE OFFICERS

     As of May 31, 2005, our officers and directors and their respective positions with our Company were as follows:

     Name               Age                            Position
     ----               ---                            --------

     David Wu           34                Chief Executive Officer, President &
                                          Chairman of the Board

     Xuejun Chen        35                Vice President & Director

     Xiali Gan          39                Chief Financial Officer & Director

     Orson Zhang        37                Secretary


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock as of May 31, 2005, by: (i) each of our officers and directors, (ii) each person who is known by us to own beneficially more than 5% of the outstanding shares of Common Stock, and (iii) all of our officers and directors as a group:


                                        Amount and Nature of
Name and Address of Beneficial Owner    Beneficial Ownership   Percent of Class
------------------------------------    --------------------   ----------------

David Wu                                      12,285,000             32.7%
Bldg 14
Suite A09, International Trading Center,
29 Dongdu Road
Ningbo, China 315000

Zhou Ying                                      4,200,000             11.2%
Bldg 14
Suite A09, International Trading Center,
29 Dongdu Road
Ningbo, China 315000

Shi Shun Li                                    7,150,000             19.0%
Bldg 14
Suite A09, International Trading Center,
29 Dongdu Road
Ningbo, China 315000


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

                                        Amount and Nature of
Name and Address of Beneficial Owner    Beneficial Ownership   Percent of Class
------------------------------------    --------------------   ----------------

Wu Cai Yi                                      3,150,000              8.4%
Bldg 14
Suite A09, International Trading Center,
29 Dongdu Road
Ningbo, China 315000

All Officers and Directors as a Group         12,285,000             32.7%
(4 persons)


                     AMENDMENT TO ARTICLES OF INCORPORATION

     We propose to amend our current Articles of Incorporation, Articles III, to increase the number of authorized shares of our Common Stock, par value $.001 per share, from 50,000,000 to 200,000,000 (the "Amendment"). For the reasons set forth below, the Board of Directors believe that our best interest and our shareholders will be served by the Amendment. The proposal to amend our Articles of Incorporation does not give our shareholders dissenters' or appraisal rights under Nevada law.

     Our Board of Directors believe that the Amendment is necessary in order to allow the Company to proceed with a private offering of its securities, as well as to complete various acquisitions of unaffiliated entities. As disclosed in our quarterly reports filed with the Securities and Exchange Commission, we are currently seeking additional debt or equity financing in order to allow us to continue to implement our business plan. As of the date of this Information Statement, we have entered into three (3) separate letters of intent to acquire other companies whose business provides synergy with our current operations. While no definitive terms for these acquisitions have been reached, it is expected that part of the consideration will include issuance of shares of our authorized but unissued shares of Common Stock. As of the date of this Information Statement, we currently have 37,585,234 shares of our Common Stock issued and outstanding. In addition, we also have an aggregate of 3,277,084 shares of our Common Stock reserved for issuance, which shares underlie the conversion rights to certain outstanding convertible debentures issued as part of Units sold in March 2005, as well as warrants to purchase shares of our Common stock, which warrants were also included in the Units.

     We are also prepared to undertake another private offering (the "Offering") of up to 31.25 Units, each Unit consisting of a $100,000 8% Secured Convertible Note (the "Notes"). Each Unit will also include 200,000 warrants, each warrant exercisable for a period of five (5) years following the final closing of the Offering at an exercise price of $.40 per share (which exercise price may be lowered, but not raised, by the Company, in its sole discretion), and intend to reserve an aggregate of 14,562,500 Common Shares for issuance in the event of conversion of these Notes or exercise of the warrants.


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


     A copy of the proposed Amendment is attached hereto as Exhibit A.

STOCKHOLDER APPRAISAL RIGHTS

     Stockholders will not be entitled to appraisal rights in connection with the Amendment.


                                 BY ORDER OF THE BOARD OF DIRECTORS

                                        s/David Wu

August 2, 2005                          David Wu, Chairman

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

                                    EXHIBIT A
DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz
------------------------------------

     Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)
------------------------------------

Important: Read attached instructions
before completing form.                       ABOVE SPACE IS FOR OFFICE USE ONLY
              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: DRAGON INTERNATIONAL GROUP CORP.
                       ---------------------------------------------------------

2. The articles have been amended as follows (provide article numbers, if available):

     ARTICLE III - initial paragraph of this Article III is hereby amended to read as follows:

     "The total number of shares of all classes which the corporation shall have authority to issue is 225,000,000, of which 25,000,000 shall be Preferred Shares, par value $0.001 per share, and 200,000,000 shall be Common Shares, par value $0.001 per share, and the designations, preferences, limitations and relative rights of the shares of each class are as follows:"

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ___________*

4. Effective date of filing (optional):_________________________________________
                                            (must not be later than 90 days
                                            after the certificate is filed)

5. Officer Signature (required):________________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.     Nevada Secretary of State
See attached fee schedule.                                  AM 78.385 Amend 2003
                                                            Revised on: 11/03/03

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